UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 11, 2021

DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6340 Sequence Drive, San Diego, CA 92121
(Address of Principal Executive Offices, Including Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
(Former Name, Former Address, and Former Fiscal Year, if changed from last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
________________________________________________________________________________________________________________________

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)
Company Incentive Bonus Plan
On March 11, 2021, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of DexCom, Inc. (“DexCom”) approved an Incentive Bonus Plan (the “Plan”) pursuant to which DexCom may adopt bonus programs for all employees of DexCom that do not participate in a sales-based commission incentive plan (the “Participants”). The purpose of the Plan is to motivate, retain, attract and reward employees. The Plan is effective as of March 11, 2021.
The Plan is to be administered by the Committee, and under the terms of the Plan, the Committee, in its sole discretion, may delegate certain authority under the Plan to one or more directors and/or officers of DexCom.
The Plan is designed to award a bonus based on achievement of certain performance metrics as set forth in the Plan, which may include, among other things, financial, corporate, operational and individual performance goals (the “Performance Goals”) during performance periods, which may be annual, quarterly or other time periods (each, a “Performance Period”), as determined by the Committee under the Plan. The Committee will establish the Performance Goals for each Participant and individual Participant incentive targets, which may be based on the Participant’s base salary (each a, “Target Award”). Upon achievement of a Participant’s Performance Goals during a Performance Period, the Committee, in its sole discretion, may elect to pay the Participant an actual award, which may be below, at or above the Target Award (as so determined, an “Award”).
Unless otherwise determined by the Committee, the Awards will be paid in the first quarter of the fiscal year following the end of the Performance Period. Participants must still be employed by DexCom at the time of the payment of the Award, subject to certain exceptions.
Each Award generally will be paid in cash in a single lump sum. However, the Committee, in its sole discretion, may elect to settle an Award with an equity award under DexCom’s then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as determined by the Committee.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.
2021 Bonus Plan
On March 11, 2021, the Committee approved a management bonus plan (the “2021 Bonus Plan”) under the term of the Plan with specified goals for fiscal 2021 for DexCom’s employees, including its Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and its other officers. Bonuses under the 2021 Bonus Plan for Vice Presidents and above(the “Officers”), which includes our named executive officers, shall be calculated based on each Officer’s target bonus amount multiplied by company performance factor.
Target Bonus
The target bonus for DexCom’s Chairman, President and Chief Executive Officer is 125% of his base salary; for Executive Vice Presidents is 75% of their base salaries; for Senior Vice Presidents is 50% of their base salaries and for Vice Presidents is 40% of their base salaries.
Company Performance Factor
For DexCom’s Officers, the amount of any bonus paid under the 2021 Bonus Plan will be predicated on achieving a targeted annual revenue goal with 60% weighting (the “Revenue Component”), a targeted non-GAAP operating margin goal with 20% weighting (the “Margin Component”), and an operational performance milestone comprised of multiple strategic goals with a total 20% weighting (the “Operational Component”).

Under the 2021 Bonus Plan, no portion of the Revenue Component shall be paid unless DexCom meets a specified minimum annual revenue goal for fiscal 2021. If this minimum annual revenue goal is achieved, the Officer will receive a bonus award of 50% of their targeted Revenue Component. If this minimum annual revenue goal is exceeded, the Officer will receive a bonus award at various stepped up amounts up to a maximum of 175% of their targeted Revenue Component.
Under the 2021 Bonus Plan, no portion of the Margin Component shall be paid unless DexCom meets a specified margin goal for fiscal 2021. If this specified margin goal is achieved, the Officer will receive a bonus award of 50% of their targeted Margin Component. If this specified margin goal is exceeded, the Officer will receive a bonus award at various stepped up amounts up to a maximum of 175% of their targeted Margin Component.
Under the 2021 Bonus Plan, the Operational Component shall be paid to Officers for achieving operational performance goals. The Officers will receive a portion of their targeted Operational Component for achievement of specified performance milestones by DexCom during fiscal 2021. Each performance milestone is weighted 5% or 10% of the overall bonus. If none are achieved, no portion of the Operational Component shall be paid.
The maximum funding of the 2021 Bonus Plan for Officers shall not exceed the maximum funding of the 2021 Bonus Plan for employees below the rank of Vice President. In addition, if any of the three goals within the Operational Component are not achieved, the bonus amount under the 2021 Bonus Plan otherwise payable to Officers will be reduced by the percentage of the goal(s) missed.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

10.1	DexCom Incentive Bonus Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ PATRICK M. MURPHY Patrick M. Murphy Executive Vice President and Chief Legal Officer
Date: March 17, 2021